                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (date of earliest event reported): January 29, 1998


                              SNB BANCSHARES, INC.
               ------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Georgia                       000-23261                    58-2107916
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)         (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


2918 Riverside Drive, Macon, Georgia                                   31204
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:           912-722-6200
                                                     ---------------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     ITEM FIVE.  OTHER EVENTS

     On January 29, 1998, SNB Bancshares, Inc. ("Registrant") and CROSSROADS BANCSHARES, INC. ("Crossroads") jointly announced that they have executed a definitive agreement for a proposed merger of Crossroads into Registrant. The proposed merger is subject to any required corporate shareholder and regulatory approvals.

     SNB Bancshares, Inc. is a one-bank holding company. Its wholly-owned subsidiary, Security National Bank, operates five offices in the Macon, Georgia area. Crossroads Bancshares, Inc. is also a one-bank holding company. Its wholly-owned subsidiary, Crossroads Bank of Georgia, has its main office in Perry, Georgia, and two branch offices in Warner Robins, Georgia.

     ITEM SEVEN. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     (C) Exhibits

     99   News Release dated January 29, 1998, regarding Registrant announcing execution of definitive agreement with Crossroads.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SNB BANCSHARES, INC.

DATE:  1/29/98                          BY:     /s/ H. Averett Walker
      ----------                            ------------------------------------
                                              H. Averett Walker, President

                                                    (REGISTRANT)